Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Trillion Dollar Club Index ETF (TRIL)

listed on The Nasdaq Stock Market, LLC

June 10, 2025

Supplement to the Prospectus

dated April 30, 2025

Effective immediately, the “Principal Investment Strategies” section in the summary section of the Prospectus is deleted and replaced with the following:

The Fund is an exchange-traded fund (“ETF”) that uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index tracks the performance of U.S. exchange-listed companies with market capitalizations of $1 trillion or greater (“Trillion Companies”). Trillion Companies includes American Depositary Receipts (“ADRs”) of foreign companies that are traded on a U.S. exchange. The Index is owned, calculated, administered, and disseminated by BITA GmbH (“Index Provider”).

The Index

I.	Eligible Universe

The Index’s eligible universe includes U.S. exchange-listed companies, including ADRs of foreign companies.

II.	Constituent Selection

Companies in the Index’s eligible universe are screened based on market capitalization. Companies with market capitalizations of $1 trillion or greater are included in the Index.

During periods where there are fewer than five Trillion Companies, the five largest publicly traded U.S. exchange-listed companies (including ADRs) are included in the Index. Accordingly, there could be periods where the Index includes holdings that are not Trillion Companies. As of March 31, 2025, there were seven Trillion Companies.

III.	Weighting

When there are five or more Trillion Companies, each company selected for inclusion in the Index receives equal weight. When there are less than five Trillion Companies, the Trillion Companies will receive larger weightings than other portfolio holdings to ensure the Fund complies with its policy of investing at least 80% of its net assets in Trillion Companies, as discussed in greater detail below.

To the extent the Index is concentrated in a particular sector or industry, the Fund is expected to be concentrated in that same sector or industry. As of the date of this Prospectus, issuers in the information technology sector and semiconductor industry represented significant portions of the Index.

IV.	Rebalancing

Components of the Index are reconstituted and rebalanced on a monthly basis to maintain appropriate holdings and weightings in accordance with the Index’s methodology.

The Fund’s Investment Strategy

The Fund will invest all, or substantially all, of its assets in (i) the component securities that make up the Index, and/or, (ii) swap contracts that provide indirect exposure to the component securities that make up the Index. The Fund’s use of swaps will be largely driven by its intention to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which limits the Fund’s ability to invest in a small number of issuers. The use of swaps is intended to allow the Fund to maintain its RIC qualification during periods where there are a small number of Index constituents and the use of swaps may be extensive during such periods.

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Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of Trillion Companies and/or financial instruments (such as swaps) that provide indirect exposure to Trillion Companies.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest directly or indirectly in all of the Index components. However, the Fund may use a “representative sampling” strategy, meaning it may invest directly or indirectly in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund is classified as “non-diversified” under the 1940 Act.

The Fund will invest in collateral, including U.S. Government securities (such as bills, notes and bonds issued by the U.S. Treasury) and money market funds. The collateral investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Fund’s investments in derivative instruments (i.e., swaps).

Effective immediately, the following disclosure is added to the sections titled “Principal Investment Risks” and “Principal Risks of Investing in the Fund.”

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

ADRs Risk. ADRs involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. ADRs listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (Underlying Shares). When the Fund invests in ADRs as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with that of the Underlying Shares. Investment in ADRs may be less liquid than the Underlying Shares in their primary trading market.

Please retain this Supplement for future reference.

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